SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 1.02	Termination of a Material Definitive Agreement	5

Item 3.02	Unregistered Sales of Equity Securities	5

Item 8.01	Other Events	5

Item 9.01	Financial Statements and Exhibits	5

Exhibit No.	Exhibit Description

Exhibit 10.1
Amended and Restated Securities Purchase Agreement dated September 19, 2017 by and among Bison Capital Partners V., L.P., General Finance Corporation, GFN Asia Pacific Holdings Pty Ltd., GFN Asia Pacific Finance Pty Ltd. and GFN U.S. Australasia Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on September 22, 2017)

Exhibit 10.2	11.9% Secured Senior Convertible Promissory Note dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

Exhibit 10.3	11.9% Secured Senior Promissory Note dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

Exhibit 10.4	Pledge and Security Agreement dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. in favor of Bison Capital Partners V, L.P.

Exhibit 10.5	Pledge and Security Agreement dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN U.S. Australasia Holdings, Inc. in favor of Bison Capital Partners V, L.P.

Exhibit 10.6	Pledge and Security Agreement dated September 25, 2017 by GFN Asia Pacific Finance Pty Ltd. and GFN U.S. Australasia Holdings, Inc. in favor of Bison Capital Partners V, L.P.

Exhibit 10.7	Pledged Account Agreement dated September 25, 2017 among D.A. Davidson & Co., Bison Capital Partners V, L.P. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.8	CHESS Sponsorship Deed dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd., Credit Suisse Equities (Australia) Limited and Bison Capital Partners V., L.P.

Exhibit 10.9	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN Asia Pacific Finance Pty Ld.

  i

Exhibit No.	Exhibit Description

Exhibit 10.10	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN U.S. Australasia Holdings, Inc.

Exhibit 10.11	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.12
Side Letter Deed dated September 25, 2017 among Bison Capital Partners V, L.P., General Finance Corporation, GFN U.S. Australasia Holdings, Inc., GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.13	Board Observer Agreement dated September 25, 2017 between General Finance Corporation and Bison Capital Partners V, L.P.

Exhibit 10.14	Registration Rights Agreement dated September 25, 2017 between General Finance Corporation and Bison Capital Partners V, L.P.

Exhibit 10.15	Guaranty dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc.

Exhibit 10.16
Second Amendment and Restatement Agreement dated June 12, 2017 among General Finance Corporation, GFN U.S. Australasia Holdings, Inc. and Credit Suisse AG, Singapore Branch (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on June 13, 2017)

Exhibit 99.1	Press Release dated September 25, 2017

  ii

Item 1.01    Entry into a Definitive Material Agreement

Amended and Restated Securities Purchase Agreement

On September 19, 2017 Bison Capital Partners V., L.P. (“Bison”), GFN, GFN U.S. and two of its Australian subsidiaries, GFN Asia Pacific Holdings Pty Ltd. (“Holdings”) and GFN Asia Pacific Finance Pty Ltd. (“Finance” and collectively with GFN, GFN U.S. and Holdings, the “GFN Parties”), entered into that certain Amended and Restated Securities Purchase Agreement dated September 19, 2017 (the “Amended Securities Purchase Agreement”).

On September 25, 2017, pursuant to the Amended Securities Purchase Agreement, Holdings and Finance issued and sold to Bison an 11.9% secured senior convertible promissory note dated September 25, 2017 in the original principal amount of $26,000,000 (the “Convertible Note”) and an 11.9% secured senior convertible promissory note dated September 25, 2017 in the original principal amount of $54,000,000 (the “Senior Note” and collectively with the Convertible Note, the “Notes”). Net proceeds from the sale of the Notes was used to repay in full of all principal, interest and other amounts due to Credit Suisse AG, Singapore Branch under that certain Second Amendment and Restatement Agreement dated June 12, 2017, as amended to date (the “Credit Suisse Loan Agreement”), to acquire the 49,188,526 publicly traded shares (the “Shares” or “Minority Interest”) of Royal Wolf Holdings Limited (“Royal Wolf”) not owned by GFN and its subsidiaries and to pay all related fees and expenses.

The Amended Securities Purchase Agreement contains certain financial covenants, including a covenant which limits capital expenditures to $12.5 million per fiscal year, with the ability to incur up to $10 million of unused capital expenditures in the immediately following fiscal year. Other financial covenants limit to A$150 million the amount of indebtedness that the GFN Parties and all subsidiaries may incur, require minimum earnings before interest, taxes, depreciation and amortization (“EBITDA”) to equal or exceed A$30 million per trailing 12-month period and prohibit leverage (or the ratio of indebtedness to EBITDA) from exceeding 7.5x. Other covenants prohibit the GFN Parties from incurring indebtedness other than the Notes, except for certain permitted indebtedness, prohibit acquisitions in excess of $20 million and place limits on acquisitions below $20 million. The Securities Purchase Agreement also contains covenants which prohibit or limit the GFN Parties and their subsidiaries from issuing capital stock, incurring certain liens, investing in capital stock, making restricted payments, as defined, entering into transactions with affiliated parties, entering into sale-leaseback transactions and entering into transactions that result in the sale of all or substantially all of their assets or entering into a merger or consolidation, liquidation or dissolution.

The foregoing description of the Amended Securities Purchase Agreement is qualified in its entirety by the Amended Securities Purchase Agreement, which is incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on September 22, 2017) and is incorporated by reference herein.

Convertible Note

The Convertible Note has a maturity of five years and will bear interest at the rate of 11.9% per annum from the date of issuance, payable quarterly in arrears beginning on January 2, 2018. Holdings and Finance may elect to defer interest under the Convertible Note until the second anniversary of issuance. Interest on the Convertible Note is payable in Australian Dollars, and the principal of the Convertible Note must be repaid in U.S. Dollars. The Convertible Note is subject to all terms, conditions and covenants set forth in the Amended Securities Purchase Agreement.

At any time prior to maturity, Bison may convert unpaid principal and interest under the Convertible Note into shares of GFN common stock based upon a price of $8.50 per share, subject to adjustment as described in the Convertible Note. If GFN common stock trades above 150% of the conversion price over 30 consecutive trading days and the aggregate dollar value of all GFN common stock traded on NASDAQ exceeds $600,000 over a period of 20 consecutive days, GFN may force Bison to convert all or a portion of the Convertible Note. The Convertible Note also provides that Bison shall not be entitled, and GFN shall not be obligated, to convert the Convertible Note into shares of GFN common stock if such conversion would result in holders of the Convertible Note beneficially owning in excess of 5,200,000 shares of GFN common stock, or approximately 19.5% of the number of shares of GFN common stock outstanding immediately prior to issuance of the Convertible Note.

The Convertible Note grants Bison and holders of the Convertible Note a preemptive right to invest in any issuance GFN equity securities, options or warrants to maintain its proportionate interest in GFN common stock, after giving effect to the conversion of the entire Convertible Note.

The Convertible Note also includes a covenant which requires Holdings and Finance to pay Bison, via the payment of principal, interest and the value of GFN common stock received upon conversion of all or a portion of the Convertible Note, a minimum return of 1.75 times the original $26,000,000 principal amount. The Convertible Note must also be repaid upon a change of control, as defined in the Notes.

In the event that Bison or holders of the Convertible Note receive aggregate proceeds in excess of US$48,900,000 from the sale of GFN common stock received from conversion of the Convertible Note, then 50% of the interest accrued and actually paid to Bison (such amount, the “Price Increase”) shall be repaid by Bison or holders of the Convertible Note by either (i) paying such Price Increase to Holdings or Finance in the form of cash, (ii) returning to GFN shares of GFN Common Stock with a value equal to the Price Increase or (iii) any combination of (i) or (ii) above that if the aggregate equals the Price Increase. The value of the GFN common stock for purposes of the return of shares to GFN by the shall be deemed to be the average price per share of GFN common stock realized by the Convertible Note holder in the sale of such shares. The Convertible Note holder may satisfy such obligations by returning to GFN shares of GFN common stock with an aggregate value equivalent to the Price Increase.

A fee of $800,000 was paid to Bison upon the closing of the sale of the Notes.

The foregoing description of the Convertible Note is qualified in its entirety by the Convertible Note, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Senior Note

The Senior Note has a maturity of five years and will bear interest at the rate of 11.9% per annum from the date of issuance, payable quarterly in arrears beginning on January 2, 2018. Holdings and Finance may elect to defer interest under the Senior Note until the second anniversary of issuance. Interest on the Senior Note is payable in Australian Dollars, and the principal of the Senior Note must be repaid in U.S. Dollars. The Senior Note is subject to all terms, conditions and covenants set forth in the Amended Securities Purchase Agreement.

The Senior Note may not be prepaid prior to its first anniversary of issuance. Holdings and Finance may prepay the Senior Note at 102% of the original principal amount, plus accrued interest, between the second and third anniversaries of issuance, at 101% of the original principal amount, plus accrued interest, between the third and fourth anniversaries of issuance and with no prepayment premium after the fourth anniversary of issuance. Interest on the Senior Note is payable in Australian Dollars, and the principal of the Senior Note must be repaid in U.S. Dollars. The Senior Note must also be repaid upon a change of control, as defined in the Senior Note.

Repayment of the Senior Note is secured by a first priority security interest over all of the assets of GFN U.S., Holdings and Finance and by the pledge by GFN U.S. of the capital stock of Holdings and Finance, and, following the repayment of the Credit Suisse Loan Agreement, by Holdings of all of the capital stock of Royal Wolf.

The foregoing description of the Senior Note is qualified in its entirety by the Senior Note, which is attached hereto as Exhibit 10.3 hereto and is incorporated by reference herein.

Pledge and Security Agreement by Holdings

Holdings entered into that certain Pledge and Security Agreement dated September 25, 2017 (the “Holdings Pledge Agreement”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the Holdings Pledge Agreement Holdings pledged 98,336,135 Royal Wolf Shares held by Holdings, plus additional Royal Wolf Shares acquired later, as collateral to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under the Amended Securities Purchase Agreement and all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the Holdings Pledge Agreement is qualified in its entirety by the Holdings Pledge Agreement, which is attached hereto as Exhibit 10.4 hereto and is incorporated by reference herein.

Pledge and Security Agreement by GFN U.S. regarding Holdings Shares

Holdings and GFN U.S. entered into that certain Pledge and Security Agreement dated September 25, 2017 (the “GFN U.S. / Holdings Pledge Agreement”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the GFN U.S. / Holdings Pledge Agreement, GFN U.S. pledged all Holdings ordinary shares held by GFN U.S. as collateral to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under the Amended Securities Purchase Agreement and all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the GFN U.S. / Holdings Pledge Agreement is qualified in its entirety by the GFN U.S. / Holdings Pledge Agreement, which is attached hereto as Exhibit 10.5 hereto and is incorporated by reference herein.

Pledge and Security Agreement by GFN U.S. regarding Finance Shares

Finance and GFN U.S. entered into that certain Pledge and Security Agreement dated September 25, 2017 (the “GFN U.S. / Finance Pledge Agreement”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the GFN U.S. / Finance Pledge Agreement, GFN U.S. pledged all Finance ordinary shares held by GFN U.S. as collateral to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under the Amended Securities Purchase Agreement and all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the GFN U.S. / Finance Pledge Agreement is qualified in its entirety by the GFN U.S. / Finance Pledge Agreement, which is attached hereto as Exhibit 10.6 hereto and is incorporated by reference herein.

Pledged Account Agreement

D.A. Davidson & Co., Bison and Holdings entered into that certain Pledged Account Agreement dated September 25, 2017 (the “Pledged Account Agreement”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the Pledged Account Agreement Holdings pledged 1,000,000 Royal Wolf Shares owned by Holdings held in a D.A. Davidson account as collateral to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under the Amended Securities Purchase Agreement and all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the Pledged Account Agreement is qualified in its entirety by the Pledged Account Agreement, which is attached hereto as Exhibit 10.7 hereto and is incorporated by reference herein.

CHESS Sponsorship Deed

Holdings, Credit Suisse Equities (Australia) Limited (“Credit Suisse Equities”) and Bison entered into that certain CHESS Sponsorship Deed dated September 25, 2017 (the “CHESS Agreement”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the CHESS Agreement, Holdings authorized Credit Suisse Equities to charge the 98,336,135 Royal Wolf Shares held by Holdings, plus any additional later-acquired Royal Wolf Shares, to secure the repayment and the performance of all obligations of the GFN Parties under the Amended Securities Purchase Agreement and all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the CHESS Agreement is qualified in its entirety by the CHESS Agreement, which is attached hereto as Exhibit 10.8 hereto and is incorporated by reference herein.

Finance General Security Deed

Finance and Bison entered into that certain General Security Deed dated September 25, 2017 (the “Finance General Security Deed”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the Finance General Security Deed Finance granted Bison, as collateral agent for all holders of the Notes, a security interest in all present and after-acquired property of Finance to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the Finance General Security Deed is qualified in its entirety by the Finance General Security Deed, which is attached hereto as Exhibit 10.9 hereto and is incorporated by reference herein.

GFN U.S. General Security Deed

GFN U.S. entered into that certain General Security Deed dated September 25, 2017 (the “GFN U.S. General Security Deed”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the GFN U.S. General Security Deed GFN U.S. granted Bison, as collateral agent for all holders of the Notes, a security interest in all present and after-acquired property of GFN U.S. to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the GFN U.S. General Security Deed is qualified in its entirety by the GFN U.S. General Security Deed, which is attached hereto as Exhibit 10.10 hereto and is incorporated by reference herein.

Holdings General Security Deed

Holdings and Bison entered into that certain General Security Deed dated September 25, 2017 (the “Holdings General Security Deed”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the Holdings General Security Deed, Holdings granted Bison, as collateral agent for all holders of the Notes, a security interest in all present and after-acquired property of Holdings to secure the repayment of all obligations and the performance of all obligations of the GFN Parties under all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the Holdings General Security Deed is qualified in its entirety by the Holdings General Security Deed, which is attached hereto as Exhibit 10.11 hereto and is incorporated by reference herein.

Side Letter Deed

Bison and the GFN Parties entered into that certain Side Letter Deed dated September 25, 2017 (the “Side Letter Deed”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the Side Letter Deed, Royal Wolf and certain of its subsidiaries agreed to amend their constitutions within the earlier of 21 days after Holdings acquiring ownership of 100% of the outstanding ordinary shares of Royal Wolf and March 24, 2018 to provide for dividends from Royal Wolf and such subsidiaries to Holdings to permit the payments due from Holdings and Finance under the Notes.

The foregoing description of the Side Letter Deed is qualified in its entirety by the Side Letter Deed, which is attached hereto as Exhibit 10.12 hereto and is incorporated by reference herein.

Board Observer Agreement

GFN and Bison entered into that certain Board Observer Agreement dated September 25, 2017 (the “Board Observer Agreement”) as required by the Amended Securities Purchase Agreement. Under the Board Observer Agreement one Bison representative and two representatives designated by Bison may attend meetings of the GFN board of directors (the “GFN Board”), subject to the right of the GFN Board under the Board Observer Agreement to exclude such representatives from portions of GFN Board meetings when necessary to preserve the attorney-client privilege, when the GFN Board wishes to discuss its agreements with Bison, when necessary to avoid a conflict of interest and when necessary to comply with GFN’s confidentiality obligations under under other agreements. The Board Observer Agreement will terminate when all obligations under the Notes are paid in full.

The foregoing description of the Board Observer Agreement is qualified in its entirety by the Board Observer Agreement, which is attached hereto as Exhibit 10.13 hereto and is incorporated by reference herein.

Registration Rights Agreement

GFN and Bison entered into that certain Registration Rights Agreement dated September 25, 2017 (the “Registration Rights Agreement”) as required by the Amended Securities Purchase Agreement. Under the Registration Rights Agreement, GFN agreed to register the GFN common stock issuable upon conversion of the Convertible Note upon the demand of Bison and to allow Bison, upon request, to register shares issuable upon conversion of the Convertible Note in conjunction with a registration statement filed by GFN, in each subject to the terms and conditions set forth in the Registration Statement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the Registration Rights Agreement, which is attached hereto as Exhibit 10.14 hereto and is incorporated by reference herein.

Guaranty

GFN U.S. entered into that certain Guaranty dated September 25, 2017 (the “Guaranty”) in favor of Bison as required by the Amended Securities Purchase Agreement. Under the Guaranty, GFN U.S. guaranteed Bison the repayment of all obligations and the performance of all obligations of the GFN Parties under the Amended Securities Purchase Agreement and all of the agreements entered into in connection with the Amended Securities Purchase Agreement, including, without limitation, the payment of all amounts due under the Notes.

The foregoing description of the Guaranty is qualified in its entirety by the Guaranty, which is attached hereto as Exhibit 10.15 hereto and is incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement

On September 26, 2017 GFN repaid all amounts due to Credit Suisse AG, Singapore Branch under the Credit Suisse Loan Agreement. Upon the repayment of all amounts owed under the Credit Suisse Loan Agreement, Credit Suisse AG, Singapore Branch released its security interest with respect to the 50,198,206 Royal Wolf Shares which were pledged as collateral to repay the loan made under the Credit Suisse Loan Agreement.

The foregoing description of the Credit Suisse Loan Agreement is qualified in its entirety by the Credit Suisse Loan Agreement, which is incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on June 13, 2017) and is incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities

On September 25, 2017 GFN issued the Notes in the aggregate original principal amount of $80,000,000; up to 5,200,000 shares of GFN common stock may be issued upon the conversion of the amounts owed under the Convertible Note.

The Notes, and any GFN common stock issuable upon conversion of the Notes, were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D, which exempt transactions by an issuer not involving any public offering.

Item 8.01    Other Events

On September 25, 2017 GFN announced the completion and funding of the sale of the Notes and its acquisition of approximately 48,100,000 Royal Wolf shares. A copy of the GFN press release dated September 25, 2017 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1
Amended and Restated Securities Purchase Agreement dated September 19, 2017 by and among Bison Capital Partners V., L.P., General Finance Corporation, GFN Asia Pacific Holdings Pty Ltd., GFN Asia Pacific Finance Pty Ltd. and GFN U.S. Australasia Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on September 22, 2017)

Exhibit 10.2	11.9% Secured Senior Convertible Promissory Note dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

Exhibit 10.3	11.9% Secured Senior Promissory Note dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

Exhibit 10.4	Pledge and Security Agreement dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. in favor of Bison Capital Partners V, L.P.

Exhibit 10.5	Pledge and Security Agreement dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc. in favor of Bison Capital Partners V, L.P.

Exhibit 10.6	Pledge and Security Agreement dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc. in favor of Bison Capital Partners V, L.P.

Exhibit 10.7	Pledged Account Agreement dated September 25, 2017 among D.A. Davidson & Co., Bison Capital Partners V, L.P. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.8	CHESS Sponsorship Deed dated September 2017 by GFN Asia Pacific Holdings Pty Ltd., Credit Suisse Equities (Australia) Limited and Bison Capital Partners V., L.P.

Exhibit 10.9	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN Asia Pacific Finance Pty Ld.

Exhibit No.	Exhibit Description

Exhibit 10.10	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN U.S. Australasia Holdings, Inc.

Exhibit 10.11	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.12
Side Letter Deed dated September 25, 2017 between Bison Capital Partners V, L.P., General Finance Corporation, GFN U.S. Australasia Holdings, Inc., GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.13	Board Observer Agreement dated September 25, 2017 between General Finance Corporation and Bison Capital Partners V, L.P.

Exhibit 10.14	Registration Rights Agreement dated September 25, 2017 between General Finance Corporation and Bison Capital Partners V, L.P.

Exhibit 10.15	Guaranty dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc.

Exhibit 10.16
Second Amendment and Restatement Agreement dated June 12, 2017 among General Finance Corporation, GFN U.S. Australasia Holdings, Inc. and Credit Suisse AG, Singapore Branch (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on June 13, 2017)

Exhibit 99.1	Press Release dated September 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: September 27, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 10.1
Amended and Restated Securities Purchase Agreement dated September 19, 2017 by and among Bison Capital Partners V., L.P., General Finance Corporation, GFN Asia Pacific Holdings Pty Ltd., GFN Asia Pacific Finance Pty Ltd. and GFN U.S. Australasia Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on September 22, 2017)

Exhibit 10.2	11.9% Secured Senior Convertible Promissory Note dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

Exhibit 10.3	11.9% Secured Senior Promissory Note dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Finance Pty Ltd.

Exhibit 10.4	Pledge and Security Agreement dated September 25, 2017 by GFN Asia Pacific Holdings Pty Ltd. in favor of Bison Capital Partners V, L.P.

Exhibit 10.5	Pledge and Security Agreement dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc. in favor of Bison Capital Partners V, L.P.

Exhibit 10.6	Pledge and Security Agreement dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc. in favor of Bison Capital Partners V, L.P.

Exhibit 10.7	Pledged Account Agreement dated September 25, 2017 among D.A. Davidson & Co., Bison Capital Partners V, L.P. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.8	CHESS Sponsorship Deed dated September 2017 by GFN Asia Pacific Holdings Pty Ltd., Credit Suisse Equities (Australia) Limited and Bison Capital Partners V., L.P.

Exhibit 10.9	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN Asia Pacific Finance Pty Ld.

Exhibit 10.10	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN U.S. Australasia Holdings, Inc.

Exhibit 10.11	General Security Deed dated September 25, 2017 between Bison Capital Partners V, L.P. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.12
Side Letter Deed dated September 25, 2017 between Bison Capital Partners V, L.P., General Finance Corporation, GFN U.S. Australasia Holdings, Inc., GFN Asia Pacific Holdings Pty Ltd. and GFN Asia Pacific Holdings Pty Ltd.

Exhibit 10.13	Board Observer Agreement dated September 25, 2017 between General Finance Corporation and Bison Capital Partners V, L.P.

Exhibit 10.14	Registration Rights Agreement dated September 25, 2017 between General Finance Corporation and Bison Capital Partners V, L.P.

Exhibit 10.15	Guaranty dated September 25, 2017 by GFN U.S. Australasia Holdings, Inc.

Exhibit 10.16
Second Amendment and Restatement Agreement dated June 12, 2017 among General Finance Corporation, GFN U.S. Australasia Holdings, Inc. and Credit Suisse AG, Singapore Branch (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-32845) filed on June 13, 2017)

Exhibit 99.1	Press Release dated September 25, 2017